First NLC Trust 2005-1
Disclaimer
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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Deal Ticker:
FNLC 2005-1

Pool Summary

Total Issue Balance (USD)	739,221,332
Original Mortgage Pool Balance (USD)	739,898,387
Current Mortgage Pool Balance (USD)	739,221,332
Total Number of Loans	4,380
Average Loan Balance (USD)	168,772
1st lien (%age)	95.0%
2nd lien (%age)	5.0%
WA FICO	633
- Minimum FICO	500
- Maximum FICO	813
WA LTV	82.3%
- Minimum LTV	13.6%
- Maximum LTV	100.0%
WA DTI	42.1%
- Minimum DTI	6.1%
- Maximum DTI	55.0%
WA Age (Months)	2
WA Remaining Term (Months)	355
North California (% of Pool)	17.6%
South California (% of Pool)	21.7%
North California

% of State	44.8
WA FICO	647
- Minimum FICO	500
- Maximum FICO	796
WA LTV	80.57
- Minimum LTV	17.48
- Maximum LTV	100
Highest Zip-Code Density (% of State)	2.3
Zip-Code with Highest Density	95823
South California

% of State	55.2
WA FICO	641
Minimum FICO	500
Maximum FICO	792
WA LTV	79.67
Minimum LTV	23.96
Maximum LTV	100
Highest Zip-Code Density (% of State)	1.4
Zip-Code with Highest Density	91913

Classification	Total	Check

Mortgage Type	739,221,332	✓
Loan-to-Value	739,221,332	✓
FICO	739,221,332	✓
Purpose	739,221,332	✓
Occupancy	739,221,332	✓
Loan Balance	739,221,332	✓
Property Type	739,221,332	✓
Documentation Type	739,221,332	✓
Fixed Period	739,221,332	✓
Geographic Distribution	739,221,332	✓
Per Annum Fees

Servicer Fees (bps)	51.25
Average Cost of Carry per Annum

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Deal Ticker:
FNLC 2005-1

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool

Fixed Rate Mortgage	89%	643	89,770,872	12.1%
Adjustable Rate Mortgage	82%	611	393,685,497	53.3%
Option ARMs	—	—	—	0.0%
Interest Only Mortgage	80%	664	255,764,964	34.6%

LTV	WA LTV	WA FICO	Balance	% of Pool

0.01-20.00	16%	604	298,707	0.0%
20.01-25.00	24%	586	293,655	0.0%
25.01-30.00	27%	577	177,433	0.0%
30.01-35.00	32%	552	374,475	0.1%
35.01-40.00	37%	585	1,404,466	0.2%
40.01-45.00	43%	613	2,277,680	0.3%
45.01-50.00	48%	602	2,945,414	0.4%
50.01-55.00	53%	584	4,758,392	0.6%
55.01-60.00	58%	580	7,099,127	1.0%
60.01-65.00	63%	591	15,213,145	2.1%
65.01-70.00	68%	590	27,679,899	3.7%
70.01-75.00	74%	605	42,376,306	5.7%
75.01-80.00	80%	647	363,691,549	49.2%
80.01-85.00	84%	608	62,349,766	8.4%
85.01-90.00	90%	618	98,471,811	13.3%
90.01-95.00	95%	643	33,620,284	4.5%
95.01-100.00	100%	655	76,189,222	10.3%

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Deal Ticker:
FNLC 2005-1

FICO	WA LTV	WA FICO	Balance	% of Pool

321 - 340			—	0.0%
341 - 360			—	0.0%
361 - 380			—	0.0%
381 - 400			—	0.0%
401 - 420			—	0.0%
421 - 440			—	0.0%
441 - 460			—	0.0%
461 - 480			—	0.0%
481 - 500	77%	500	1,452,156	0.2%
501 - 520	75%	510	21,190,331	2.9%
521 - 540	77%	532	29,734,981	4.0%
541 - 560	79%	551	37,118,718	5.0%
561 - 580	80%	571	42,017,559	5.7%
581 - 600	83%	590	57,009,832	7.7%
601 - 620	84%	611	92,110,267	12.5%
621 - 640	83%	630	121,936,677	16.5%
641 - 660	83%	650	115,334,769	15.6%
661 - 680	84%	670	86,387,773	11.7%
681 - 700	83%	689	50,911,734	6.9%
701 - 720	84%	710	33,955,459	4.6%
721 - 740	84%	730	20,867,556	2.8%
741 - 760	84%	749	13,923,463	1.9%
761 - 780	85%	770	8,825,330	1.2%
781 - 800	84%	788	5,710,066	0.8%
801 - 820	88%	805	734,661	0.1%
> 820			—	0.0%
Unknown			—	0.0%

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Deal Ticker:
FNLC 2005-1

LTV	MIG%	WA FICO	Balance with MIG	% of Pool

0.01-20.00			—	0.0%
20.01-25.00			—	0.0%
25.01-30.00			—	0.0%
30.01-35.00			—	0.0%
35.01-40.00			—	0.0%
40.01-45.00		NO MI	—	0.0%
45.01-50.00			—	0.0%
50.01-55.00			—	0.0%
55.01-60.00			—	0.0%
60.01-65.00			—	0.0%
65.01-70.00			—	0.0%
70.01-75.00			—	0.0%
75.01-80.00			—	0.0%
80.01-85.00			—	0.0%
85.01-90.00			—	0.0%
90.01-95.00			—	0.0%
95.01-100.00			—	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool

Purchase	83%	660	345,839,181	46.8%
Cash-Out/Refinancing	81%	610	379,839,368	51.4%
Refinancing	84%	616	13,542,783	1.8%

Occupancy	WA LTV	WA FICO	Balance	% of Pool

Owner	82%	633	724,521,164	98.0%
Investment	76%	647	14,700,168	2.0%
2nd Home			—	0.0%

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Deal Ticker:
FNLC 2005-1

Loan Balance	WA LTV	WA FICO	Balance	% of Pool

<$200,000	84%	621	328,839,130	44.5%
<$400,000	82%	640	316,476,879	42.8%
<$600,000	80%	653	89,393,528	12.1%
>$600,000	74%	644	4,511,795	0.6%

Property Type	WA LTV	WA FICO	Balance	% of Pool

SFR	82%	629	619,147,175	83.8%
PUD			—	0.0%
CND	83%	653	76,407,031	10.3%
2-4 Family	80%	656	43,667,125	5.9%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool

Full	84%	606	319,644,495	43.2%
Stated	78%	620	27,720,899	3.8%
Reduced	77%	589	1,604,296	0.2%
None	82%	656	390,251,641	52.8%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool

</= 12			—	0.0%
>12 and </= 36	81%	632	649,450,460	87.9%
>36 and </= 60			—	0.0%
>60	89%	643	89,770,872	12.1%

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Deal Ticker:
FNLC 2005-1

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool

AK				0.0%
AL				0.0%
AR	91%	617	268,989	0.0%
AS				0.0%
AZ	87%	623	14,008,290	1.9%
CA	80%	644	290,313,769	39.3%
CO	85%	623	11,059,786	1.5%
CT	82%	629	4,747,108	0.6%
CZ				0.0%
DC				0.0%
DE				0.0%
FL	83%	632	126,408,878	17.1%
GA	84%	629	6,314,553	0.9%
GU				0.0%
HI				0.0%
IA	89%	596	778,559	0.1%
ID	88%	627	1,724,937	0.2%
IL	84%	631	78,830,868	10.7%
IN	87%	597	7,447,348	1.0%
KS				0.0%
KY	87%	603	2,725,746	0.4%
LA	86%	597	3,390,891	0.5%
MA	81%	630	17,612,743	2.4%
MD	83%	637	23,686,181	3.2%
ME				0.0%
MI	85%	599	24,988,791	3.4%
MN	84%	609	5,327,691	0.7%
MO	88%	590	2,421,138	0.3%
MS				0.0%
MT				0.0%
NC	87%	625	14,950,698	2.0%
ND				0.0%
NE	92%	608	1,040,739	0.1%
NH				0.0%
NJ	78%	566	1,383,655	0.2%
NM	80%	591	79,890	0.0%
NV	81%	639	20,034,976	2.7%
NY				0.0%
OH	87%	625	6,617,313	0.9%
OK	94%	632	810,109	0.1%
OR	79%	642	3,008,502	0.4%
OT				0.0%
PA	87%	607	13,070,970	1.8%
PR				0.0%
RI	82%	652	9,441,630	1.3%
SC	100%	621	128,414	0.0%
SD				0.0%
TN	86%	620	7,601,557	1.0%
TT				0.0%
TX	83%	587	4,202,902	0.6%
UT	81%	565	279,316	0.0%
VA	84%	641	19,734,489	2.7%
VI				0.0%
VT				0.0%
WA	86%	620	8,575,773	1.2%
WI	84%	618	6,204,137	0.8%
WV				0.0%
WY				0.0%